                                                                    EXHIBIT 15


                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PERSENTS that the undersigned ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Company"), a stock life insurance company organized under the laws of the State of California, on behalf of itself and on behalf of VARIABLE ANNUITY ACCOUNT ONE (C) ("Separate Account"), a separate account of the Company, and the undersigned directors of the Company hereby constitute and appoint ROBERT P. SALTZMAN, SUSAN L. HARRIS and LORIN M. FIFE, or any of them, their true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Separate Account to comply with any rules, regulations and requirements of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act"), and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and offered in connection with the Separate Account to comply with any rules, regulations and requirements of the Securities and Exchange Commission under those Acts or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Company or the Separate Account, or the names of the Company and the Separate Account, or the names of the undersigned directors, to any instrument or document filed as a part of or in connection with or in any way related to (i) the registration of the Separate Account under the 1940 Act; (ii) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange
Commission under the 1940 Act or any other federal securities laws; (iii) any application for and the securing of any exemptions from the 1940 Act or any other federal securities laws; (iv) the registration of additional variable annuity contracts under the 1933 Act, if registration is deemed necessary; and
(v) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts; each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed or caused to be subscribed these presents on the day and date indicated.


                                       ANCHOR NATIONAL LIFE INSURANCE COMPANY

       (SEAL)


                                       By: /s/ ROBERT P. SALTZMAN
                                          ---------------------------------
                                          Robert P. Saltzman, President

ATTEST:


/s/ SUSAN L. HARRIS                       December 21, 1989
--------------------------
Secretary

                         Granting of Power of Attorney
                         -----------------------------

              DIRECTORS OF ANCHOR NATIONAL LIFE INSURANCE COMPANY


/s/ ELI BROAD                                   December 21, 1989
------------------------------
Eli Broad


/s/ SAMUEL V. FILOROMO, JR.                     December 21, 1989
------------------------------
Samuel V. Filoromo, Jr.


/s/ NORMAN J. METCALFE                          December 21, 1989
------------------------------
Norman J. Metcalfe


/s/ ALLAN G. RICHMOND                           December 21, 1989
------------------------------
Allan G. Richmond


/s/ SCOTT L. ROBINSON                           December 21, 1989
------------------------------
Scott L. Robinson


/s/ ROBERT P. SALTZMAN                          December 21, 1989
------------------------------
Robert P. Saltzman


                                ATTORNEY IN FACT


December 21, 1989                       /s/ ROBERT P. SALTZMAN
                                        -------------------------------
                                            Robert P. Saltzman


December 21, 1989                       /s/ SUSAN L. HARRIS
                                        -------------------------------
                                            Susan L. Harris


December 21, 1989                       /s/ LORIN M. FIFE
                                        -------------------------------
                                            Lorin M. Fife

                                                                    EXHIBIT 15



                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors of ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Company"), a stock life insurance company organized under the laws of the State of California, hereby constitute and appoint ROBERT P. SALTZMAN, SUSAN L. HARRIS and LORIN M. FIFE, or any of them, their true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable VARIABLE ANNUITY ACCOUNT ONE ("Separate Account") to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and offered in connection with the Separate Account to comply with any rules, regulations and requirements of the Securities and Exchange Commission under that Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors to any instrument or document filed as a part of or in connection with or in any way related to
(i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws;
(ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act, if registration is deemed necessary; and
(iv) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed or caused to be subscribed these presents on the day and date indicated.


                         Granting of Power of Attorney
                         -----------------------------

              DIRECTORS OF ANCHOR NATIONAL LIFE INSURANCE COMPANY


/s/ JAMES R. BELARDI                             June 1, 1990
---------------------------------
James R. Belardi


/s/ ANDREW CHUA                                  June 1, 1990
---------------------------------
Andrew Chua


/s/ LORIN M. FIFE                                June 1, 1990
---------------------------------
Lorin M. Fife


/s/ SUSAN L. HARRIS                              June 1, 1990
---------------------------------
Susan L. Harris


/s/ JAY S. WINTROB                               June 1, 1990
--------------------------------
Jay S. Wintrob

                                ATTORNEY IN FACT



/s/ ROBERT P. SALTZMAN                               June 1, 1990
-----------------------------------
Robert P. Saltzman


/s/ SUSAN L. HARRIS                                  June 1, 1990
-----------------------------------
Susan L. Harris


/s/ LORIN M. FIFE                                    June 1, 1990
-----------------------------------
Lorin M. Fife

                                                                    EXHIBIT 15



                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors of ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Company"), a stock life insurance company organized under the laws of the State of California, hereby constitute and appoint ROBERT P. SALTZMAN, SUSAN L. HARRIS and LORIN M. FIFE, or any of them, their true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable VARIABLE ANNUITY ACCOUNT ONE (C) ("Separate Account") to comply with any rules, regulations and requirements of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act"), and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and offered in connection with the Separate Account to comply with any rules, regulations and requirements of the Securities and Exchange Commission under those Acts or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors to any instrument or document filed as a part of or in connection with or in any way related to (i) the registration of the Separate Account under the 1940 Act; (ii) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the 1940 Act or any other federal securities laws; (iii) any application for and the securing of any exemptions from the 1940 Act or any other federal securities laws; (iv) the registration of additional variable annuity contracts under the 1933 Act, if registration is deemed necessary; and (v) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts; each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed or caused to be subscribed these presents on the day and date indicated.


                         Granting of Power of Attorney
                         -----------------------------

              DIRECTORS OF ANCHOR NATIONAL LIFE INSURANCE COMPANY


/s/ JAMES BELARDI                                   June 1, 1990
--------------------------------
James Belardi


/s/ ANDREW CHUA                                     June 1, 1990
--------------------------------
Andrew Chua


/s/ LORIN M. FIFE                                   June 1, 1990
--------------------------------
Lorin M. Fife

                         Granting of Power of Attorney
                         -----------------------------

              DIRECTORS OF ANCHOR NATIONAL LIFE INSURANCE COMPANY


/s/ SUSAN L. HARRIS                                 June 1, 1990
--------------------------------
Susan L. Harris


/s/ JAY S. WINTROB                                  June 1, 1990
--------------------------------
Jay S. Wintrob



                                ATTORNEY IN FACT


/s/ ROBERT P. SALTZMAN                              June 1, 1990
-------------------------------
Robert P. Saltzman


/s/ SUSAN L. HARRIS                                 June 1, 1990
-------------------------------
Susan L. Harris


/s/ LORIN M. FIFE                                   June 1, 1990
-------------------------------
Lorin M. Fife

                                                                 EXHIBIT (15)



                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Company"), a stock life insurance company organized under the laws of the State of California, hereby constitutes and appoints ROBERT P. SALTZMAN, SUSAN L. HARRIS and JAY S. WINTROB, or any of them, his true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable VARIABLE ANNUITY ACCOUNT ONE ("Separate Account") to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and offered in connection with the Separate Account to comply with any rules, regulations and requirements of the Securities and Exchange Commission under that Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director to any instrument or document filed as a part of or in connection with or in any way related to (i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act, if registration is deemed necessary; and
(iv) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts. The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on the date indicated.


                         Granting of Power of Attorney
                         -----------------------------

              DIRECTORS OF ANCHOR NATIONAL LIFE INSURANCE COMPANY


/s/ NORMAN J. METCALFE                               January 30, 1992
--------------------------------
Norman J. Metcalfe


/s/ CLARK P. MANNING, JR.                            January 30, 1992
--------------------------------
Clark P. Manning, Jr.


                                ATTORNEY-IN-FACT
                                ----------------


/s/ ROBERT P. SALTZMAN                               January 30, 1992
--------------------------------
Robert P. Saltzman


/s/ SUSAN L. HARRIS                                  January 30, 1992
--------------------------------
Susan L. Harris


/s/ JAY S. WINTROB                                   January 30, 1992
--------------------------------
Jay S. Wintrob